Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K/A




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): June 21st, 2000




                        Commission File Number:   0-30018



                             MERIDIAN HOLDINGS, INC.
             (Exact name of registrants specified in its charter)




               COLORADO                                 52-2133742

      (State or other jurisdiction of                (I.R.S. Employer
       incorporation or organization)                Identification No.)


                         900 Wilshire Avenue, Suite 500
                          Los Angeles, California 90017
                       (213) 627-8878 Fax: (213) 627-9183



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)

ITEM  5.  OTHER  EVENTS

       On  June  21,  2000,  pursuant  to  an  Asset  Purchase  Agreement  dated
June  21,  2000  (the   "Asset   Purchase  Agreement")  by  and  among  the
Registrant  ("Buyer"),  Triad   Microsystems,  Inc.,  (a  Virginia  Corporation)
("Seller"),  the   Registrant   purchased  substantially  all  the  Intellectual
properties rights (Assets) associated with Triad's "MedLinQ" application services provider (ASP) solution for healthcare management, from the "Seller" in exchange for $1 and assumption of certain debt, future corporate funding and management.


ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)    FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED.
            (None)

     (c)    EXHIBITS.

EXHIBIT ITEM.     DESCRIPTION
------------     -------------

Exhibit  A   -   Asset  Purchase  Agreement,  dated  as  of  June  21, 2000, by and among the Registrant, and Triad Microsystems, Inc.
                 a  Virginia  Corporation.

Exhibit  B   -   Written  Consent  of  the  Directors  of  The  Registrant
                 authorizing  the  Asset  Purchase.

Exhibit  C   -   Written  Consent  of  the Directors of Triad Microsystems,
                 Inc.,  authorizing  the  Asset  Sale.

Exhibit  D   -   Term Sheet for Assets purchase agreement

Exhibit  E   -   Form  of  Press  Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Meridian  Holdings,  inc.
                                       (Registrant)

Date:  June 21, 2000                     By:/s/  Anthony  C.  Dike
                                      -----------------------------------------
                                           Anthony  C.  Dike
                                           (Chairman, Chief Executive Officer,
                                            and Secretary)

                                    EXHIBIT A


                            ASSET PURCHASE AGREEMENT

     This Asset Purchase Agreement is made and entered into this 21st day of June 2000 between Triad Microsystems, Inc., ("Seller") a Virginia Corporation and Meridian Holdings, Inc. ("Purchaser") a Colorado Corporation

     Whereas  Seller  is  a  Healthcare  Technology  Company  and  a  State  of
Virginia  Corporation   with  business  address  at 809 West Broad Street  #514
Falls Church, Virginia.

Whereas Seller wishes to sell and Purchaser wishes to purchase said assets as included in exhibit D;

Now, therefore, for good and valuable consideration of the mutual covenants set forth herein, it is agreed as follows:

Purchase  Price
---------------

     Seller will convey and transfer at closing to Purchaser substantially all the Intellectual properties rights (Assets) associated with Triad's "MedLinQ" application services provider (ASP) solution for healthcare management, under the following terms and conditions:

  (i)    The purchase price is one US dollar payable in cash.

  (ii)   Purchaser  will   assume   the   following   debts   of  the  Seller:
         a). $20,000 to cover all the current debts of the seller relating to certain licensing agreements and services rendered on behalf of the company in regards to the said "Assets".
   (iii) Purchaser will enter into an employment agreement with Mr. Bartola Pacetti on a mutually satisfactory terms to both parties.

Title  to  Assets
----------------

     On the day of closing, the Seller will be the owner of the aforesaid Assets and shall have full right and authority to convey substantially "Assets" and such "Assets" will be free and clear of any and all liens, mortgages, pledges, or other rights or encumbrances whatsoever, disclosed or undisclosed.

Specifically, there are no beneficial owners of such "Assets" or any interest in or to any such "Assets" other than the Seller. Upon surrender of the "Assets" to Purchaser for the consideration set forth herein, the Purchaser shall be deemed to have obtained good and merchantable title to said "Assets".

Closing
-------

     Closing shall take place on or before July 15, 2000 at 900 Wilshire Blvd., Suite 500, Los Angeles, CA 90017.

Expenses
--------

     The Seller shall pay its own fees and expenses incurred in connection with the proposed sale of "Assets", and all fees and expenses incurred by the Purchaser in connection with the proposed purchase of the "Assets" shall be paid by the Purchaser.


Parties  in  Interest
---------------------

     The terms and conditions of this agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successors and assigns of the parties hereto.

Governing  Law
--------------

     This Agreement shall be construed and enforced in accordance with the laws of the state of California.

Purchaser                                   Seller
Meridian Holdings  Inc.                     Triad Microsystems, Inc.

/s/  Anthony  C.  Dike                     /s/  Bartola J. Pacetti
--------------------------                 ---------------------------------
     Anthony  C.  Dike, MD                      Bartola J. Pacetti
     Chairman/CEO                                   President/CEO

                                    EXHIBIT B

                                 WRITTEN CONSENT
                               OF THE DIRECTORS OF
                             MERIDIAN HOLDINGS, INC.
                             A Colorado corporation

Pursuant to the authority of Section 7-108 of the Colorado Business Corporation Act, the undersigned, being the Board of Director of Meridian Holdings, Inc., a Colorado corporation, does hereby adopt the following recitals and resolutions:

1.   Asset  Purchase  Agreement

     WHEREAS, it has been deemed in the best interests of this corporation to purchase substantially all the Intellectual properties rights (Assets) associated with Triad's "MedLinQ" application services provider (ASP) solution for healthcare management, from Triad Microsystems, Inc. ("Seller") a Virginia Corporation, pursuant to a Asset Purchase Agreement (the "Agreement") by and between this corporation and Seller; and


WHEREAS, there has been provided to the Board of Directors, a form of the Agreement (attached hereto as "Exhibit A" and incorporated herein by reference) for consideration and approval.

NOW THEREFORE BE IT RESOLVED, that the Agreement attached hereto as Exhibit A and provided to the Board of Directors, pursuant to which among other things, the following actions are authorized: (i) Seller will sell, convey, assign, transfer and deliver to the corporation substantially all the Intellectual properties rights (Assets) associated with Triad's "MedLinQ" application services provider (ASP) solution for healthcare management, belonging to Triad Microsystems, Inc. a Virginia Corporation.(ii) In consideration for the sale, conveyance, assignment, transfer, and delivery of the Acquired Asset, this corporation will pay the sum of one US dollar in cash, enter into an employment agreement with Mr. Bartola Pacetti, assume certain debts not to exceed $20,000 owed by the Seller as defined in the Asset Purchase Agreement subtitle "Purchase Price" (attached hereto as "Exhibit A" and incorporated herein by
----------------
reference)

RESOLVED FURTHER, that the officers of this corporation be, and each of them acting alone hereby is authorized and empowered to execute and deliver, or cause to be executed and delivered, in the name and on behalf of this corporation, the Agreement and any Related Agreements to which this corporation is a party, each In substantially the form of the drafts of such documents presented to the Board of Directors but with such change therein or amendments thereto as any Officer of this corporation shall approve, such approval to be conclusively evidenced by such officer's execution thereof, and

2.     General  Authority

RESOLVED, that the officers of this corporation, and any of them, be, and they hereby are, authorized, empowered and directed for and on behalf of this corporation and in its name to execute, deliver and cause the performance of all such further documents and to take such further actions as such officer, or any of them, may in their discretion deem necessary, appropriate or advisable in order to carry out and perform the intent of the foregoing resolutions.

Dated June 21, 2000

                                   /s/  Anthony  C.  Dike
                                   -------------------------------
                                   Anthony  C.  Dike, Chairman/CEO

                                  /s/ Philip Falese
                                  --------------------------------
                                   Philip Falese, Chief Financial Officer

                                  /s/ James Truher
                                  --------------------------------
                                   James Truher, Director

                                  /s/ Scott Wellman
                                  --------------------------------
                                   Scott Wellman, Director

                                  /s/ James Kyle 11
                                  --------------------------------
                                   James Kyle 11, Director

                                  /s/ Marcellina Offoha
                                  --------------------------------
                                   Marcellina Offoha, Director

                                    Exhibit C

                                 WRITTEN CONSENT
                               OF THE DIRECTORS OF
                            TRIAD MICROSYSTEMS, INC.
                             a Virginia Corporation

Pursuant to the authority of Chapter 9 of Title 13.1 of the Corporate Code of Virginia, the undersigned, being the Sole Director of Triad Microsystems, Inc., a Virginia corporation, does hereby adopt the following recitals and resolutions:

1.   Asset  Purchase  Agreement

     WHEREAS,  it  has  been deemed in the best interests of this corporation to
sell   substantially  all   the  Intellectual   properties  rights  (Assets)
associated with Triad's "MedLinQ" application services provider (ASP) solution for healthcare management, of Triad Microsystems, Inc. ("Seller") a Virginia Corporation, pursuant to a Asset Purchase Agreement (the "Agreement") by and between this corporation and Meridian Holdings, Inc., ("Purchaser") a Colorado Corporation; and

WHEREAS, there has been provided to the Board of Directors, a form of the agreement (attached hereto as "Exhibit A" and incorporated herein by reference) for consideration and approval.

NOW THEREFORE BE IT RESOLVED, that the Agreement attached hereto as Exhibit A and provided to the Board of Directors, pursuant to which among other things, the following actions are authorized: (i) Seller will sell, convey, assign, transfer and deliver to the "Buyer" substantially all the intellectual properties rights (Assets) associated with Triad's "MedLinQ" application services provider (ASP) solution for healthcare management, belonging to Triad Microsystems, Inc. a Virginia Corporation.(ii) In consideration for the sale, conveyance, assignment, transfer and delivery of the Acquired Asset, "Purchaser" will pay the sum of one US dollar in cash, enter into an employment agreement with Mr. Bartola Pacetti, assume certain debts not to exceed $20,000 owed
by    the   Seller as   defined  in  the  Asset  Purchase  Agreement   subtitle
"Purchase  Price" (attached  hereto  as  "Exhibit A" and incorporated herein by
----------------
reference)

     RESOLVED FURTHER, that the officers of this corporation be, and each of them acting alone hereby is authorized and empowered to execute and deliver, or cause to be executed and delivered, in the name and on behalf of this corporation, the Agreement and any Related Agreements to which this corporation is party, each in substantially the form of the drafts of such documents presented to the Sole Director but with such change therein or amendments thereto as any officer of this corporation shall approve, such approval to be conclusively evidenced by such officer's execution thereof, and

1.   General  Authority

     RESOLVED, that the officers of this corporation, and any of them, be, and they hereby are, authorized, empowered and directed for and on behalf of this corporation and in its name to execute, deliver and cause the performance of all such further documents and to take such further actions as such officer, or any of them, may in their discretion deem necessary, appropriate or advisable in order to carry out and perform the intent of the foregoing resolutions.

Dated June 21, 2000


                                    /s/  Bartola Pacetti
                                   ---------------------------------------
                                         Bartola Pacetti
                                         President and Chief Executive Officer

                                    EXHIBIT D


Meridian Holdings, Inc.
900  Wilshire  Blvd.  #500
Los  Angeles,  CA. 90017
Tel:  213-627-8878
Fax:  213-627-9183

June  21,  2000

Bartola  J.  Pacetti
Chairman  and  CEO
Triad  Microsystems,  Inc.
809  West  Broad  Street  #514
Falls  Church,  VA  22046

RE:  Term  Sheet  for  Asset  Purchase  Agreement

Dear  Mr.  Pacetti:

This letter sets forth Meridian Holdings', Inc., agreement to purchase the intellectual rights (assets) associated with Triad Microsystems, Inc. Virginia, "MedLinQ" Application Service Provider (ASP) solution.

The Assets to be acquired includes:

Buyer will acquire substantially all of the assets listed below:

1). The concept, which the Corporation intends to exploit, including all intellectual rights owned by Triad and/or Bartola J. Pacetti("Pacetti")

This includes:

a).     VPN approach to privacy using frames technology
b).     Multi-media use of in-line compression
c).     Satellite use in remote areas
d).     Cost containment of bandwidth in network control
e). Electronic signatory integrated in FDA-510(k) non repudiation

2).     Contract performance:
a). Department of Defense, Health Affairs (2 contracts) -- Test concept, "BETA" Test Report to Department of Defense.
b).     Denver General, Tele-medicine -- Test Tele-health

3).     Products:
a).     Design of:   Electronic Clinic using "COTS" products
b).     Design of:   Remote diagnostic station using thin
        client Web enabled solution
c).     Design of:   World-wide medical network.

4.   a. Provide and support the marketing pipe line
        Targets Customer relationships

     b. Support proposal and marketing activity

5.      Vendor relationships

        a.  Proposal and white papers in pipe line
        b.  Relationship and contact with current technology
        c.  Draft business plan
        d.  Market research
        e.  Communication Model
        f.  Proposal including;
            Department of Defense,
            VA, Red Cross,
            FDA
            Qwest

6.       Integrated world class team and relationship including:
         Litton/PRC, Team Member (GCPR) TRW/BDM, CSC

7.       Strategic partner (Government Integrator)
         CSC
         SAIC
         Siemens, Strategic partner (Medical Devices)

8.       Strategic partner (Government Integrator)
         EDS, Strategic partner (Government Integrator)
         AT&T, Team Member (Satellite, Intelsat)
         Impact (Compression/Viewer)
         Cisco Systems (Customer Relationship)
         Cabletron (Layer 4 Smart Switch Router, Spectrum
         Network Control, and Concord Health)
         3M Health Care (CHCS II)
         IBM Health (IVAS, Customer Relationship and Premier Partnership Marketing Program)
9. TRIAD will transfer to Meridian Holdings, Inc the enabling technology required for certified (HIPAA and FDA) patient electronic record, an exclusive concept license to SnareMed for 510(k) certified local area and wide area network applications and a non-exclusive license to SnareMed for
all   other   applications.   Meridian   Holdings,   Inc.  will   pay  for
associated cost of this transfer.

10.    Assistance  in  the   determination  of   which   network  components
require  510(k)  approval as a "medical device" for the general perception of
the  overall  510(k)   certification,   assistance  in  the management of the
510(k) certification process,

11. TRIAD will transfer the reseller agreement (in-process) from Qwest Communications, Inc. to Meridian Holdings, Inc.

12. TRIAD will transfer the SnareTools called SnareMed from VASCO Corporation of Boston MA, which enables the integration of SnareMed technology into  third  party  software  programs.  Meridian  Holdings,  Inc.
will pay for associated  cost  of  this  transfer.

This transfer will occur within ten (10) business days from the date of certification.

Purchase price

In consideration for the said acquisition, Meridian Holding will pay to Mr. Pacetti, a total sum of $1 in cash, an employment agreement that is Mutually satisfactory to both parties, and transfer $20,000 to cover current debts owed by the company for this technology and products. (MedLinQ)

Monies will be transferred to Triad Microsystems Inc, Virginia,
The Business Bank, account number XXXX XXXX XXXXX

Mr. Pacetti will be employed as the Executive Vice President Business Development, Sales and Marketing of CGI Communications, Inc. a subsidiary.

Representations and Warranties

At a minimum, Seller will warrant the following;

The existence of such the transferability of such licenses, and stipulated In the original licensing agreement, in concert to the MedLinQ solutions.

Definitive Agreements

Buyer and Seller agree to promptly commence negotiations to reach a comprehensive definitive agreement on or before the 15th of July 2000.

Inspection

Seller will provide buyer with complete access to the assets and any records or books regarding same.

Exclusive negotiation

Seller will not directly or indirectly solicit or entertain offers, negotiate or consider any proposals relating to the acquisition of the above assets for a period of 15 days from the date of execution of this document

Covenant not to compete

Seller will agree to a restrictive covenant pertaining to competing with the operations of Buyer subsequent to the proposed purchase.

If you concur that this letter of intent accurately reflects our understanding of the transaction, and serves as good faith intent to move forward to negotiate definitive agreements, please indicate your acceptance by signing in the space indicated below. Thank you.

Sincerely,

/s/ Anthony C. Dike
____________________
Anthony C. Dike, M.D.
Chairman and CEO

Agreed:

/s/ Bartola J. Pacetti
______________________
Bartola J. Pacetti
_______________________
Date

                                 Exhibit E

                              FORM OF PRESS RELEASE


FOR IMMEDIATE RELEASE:       Thursday, June 22,  2000

CONTACT: Anthony C. Dike, Chairman/CEO        Madeleine Franco
         Meridian Holdings, Inc.              Jordan Richard Assoc.
         213-627-8878                         801-268-8610
         www.meho.com                         ir@jordanrichard.com

         MERIDIAN  HOLDINGS, INC.  ANNOUNCES ACQUISITION
             OF ASSETS OF TRIAD MICROSYSTEMS, INC.

LOS ANGELES, CALIF.-Anthony C. Dike, Chairman and CEO of Meridian Holdings, Inc. (OTC Bulletin Board: MEHO), announced today that the company has reached an agreement with Triad Microsystems, Inc. (Falls Church, Va.; "Triad"), a privately held corporation, for purchase by Meridian of all of the intellectual property rights (assets) associated with Triad's "MedLinQ" application service provider (ASP) solution for health care management. Present management of Triad will be retained to assist in the integration of the Triad technology. Bartola J. Pacetti, Triad's chairman and chief executive officer, a 25-year veteran of the federal government and IT marketplace, has been named as executive vice president, business development sales and marketing of Meridian subsidiary CGI Communications. Additional terms of the transaction, which is expected to close on or before July 15, were not disclosed.

Triad specializes in the development of health care informatics in medical networks and the delivery of medical content that is compliant with federal regulations, and clinical and medical requirements. It has a key position as prime contractor in contract management, software and technology. Triad/MedLinQ holds the intellectual rights to the architectural concept, the advancement in medical record verification, VPN (virtual private network) implementation using the Frames technology, encryption and the application of image miniaturization technology. Several of its technologies and hardware components are targeted for FDA approval for use in diagnostic and clinical applications, in addition to medical record processing.

The Triad/MedLinQ network is designed to enable the transference of medical documents or content on a global basis using the existing infrastructure, including multimedia and satellite transmission, on a non-intrusive basis. Over fifty hospitals, including George Washington, Maryland Shock Trauma and the University Hospital System, are currently deploying the system. Triad/MedLinQ is in "beta" testing with the U.S. Department of Defense and has contracts for telemedicine and tele-health with Denver General Hospital. The company has strategic alliances with a number of major commercial and government contractors, including Litton, TRW, IBM, Cisco Systems, SAIC and Siemens, to name a few.

"We are enthusiastic about the technology and talent represented in this acquisition, which complements the Meridian family of companies. We look forward to working with Bart Pacetti in exploring additional business opportunities in the health care and telemedicine sectors," said Dike.

About  Meridian  Holdings,  Inc.
Meridian Holdings, Inc. is an acquisition-oriented business enterprise focused on building, operating and managing a portfolio of business-to-business companies. Meridian seeks to acquire majority or controlling interests in companies engaged in e-commerce, e-communication, and e-business services, which will allow the holding company to actively participate in management, operations and finances. Meridian's network of affiliated companies is designed to encourage maximum leverage of information technology, operational excellence, industry expertise and synergistic business opportunity. Meridian is committed to building shareholder value by positioning affiliated companies as independent business entities in which Meridian shareholders enjoy equity participation. Visit Meridian's web site at www.meho.com
                                  ------------

NOTE: Statements in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and any amendments thereto. Material that is forward-looking may contain statements about expected future events and/or financial results that are forward-looking in nature. Editors and investors are cautioned that such forward-looking statements invoke risk and uncertainties that may cause the
companys  results  to  differ   from  such  forward-looking  statements.  These
include, but are not limited to, economic, competitive, governmental, technological and other factors discussed in the statements and/or in the company=s filings with the Securities and Exchange Commission.
                                      # # #